Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 1 3

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended September 30, 2013. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the third quarter of 2013, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). We are pleased with LOR’s favorable NAV performance over the three- and five-year periods ended September 30, 2013, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2013)

For the third quarter of 2013, the Fund’s NAV returned 8.2%, outperforming the Index return of 7.9%. For the year-to-date period, the Fund’s NAV returned 8.8%, below the 14.4% return of the Index. The Fund’s NAV performance lagged the Index over the 12 months ended September 30, 2013, gaining 16.6% versus 17.7% for the Index, but outpaced the Index for the three- and five-year periods then ended. In addition, on an annualized basis since inception, the Fund’s NAV return of 7.4% is ahead of the 6.0% return for the Index. Shares of LOR ended the third quarter of 2013 with a market price of $13.38, representing a 10.7% discount to the Fund’s NAV of $14.97.

The Fund’s net assets were $103.0 million as of September 30, 2013, with total leveraged assets of $137.7 million, representing a 25.2% leverage rate. This leverage rate is lower than that at the end of the second quarter of 2013 (27.3%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the consumer discretionary and telecom services sectors, as well as within Hong Kong and Israel, helped performance during the third quarter. However, stock selection in the information technology sector hurt performance.

Performance for the smaller, short-duration1 emerging-market currency and debt portion of the Fund rebounded in September, but remains negative year to date. It has contributed positively to performance since inception.

As of September 30, 2013, 75.5% of the Fund’s total leveraged assets consisted of world equities, 22.8% consisted of emerging-market currency and debt instruments, and 1.7% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.07822 represents a distribution yield of 7.0% based on the Fund’s $13.38 market price as of the close of trading on the NYSE on September 30, 2013. It is currently estimated that $0.20136 of the $0.70398 distributed per share year-to-date through September 30, 2013 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(75.5% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging-market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of September 30, 2013, 33.0% of these stocks were based in continental Europe (not including the United Kingdom), 28.9% were based in North America, 15.0% were from Asia (not including Japan), 10.8% were from the United Kingdom, 5.8% were based in Africa and the Middle East, 4.8% were based in Latin America, and 1.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2013, were: financials (30.7%), which includes banks, insurance companies, and financial services companies; and consumer discretionary (15.7%), which includes automobile and components, consumer durables and apparel, consumer services, media, and retailing companies. Other sectors in the portfolio include consumer staples, energy, health care, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.7% as of September 30, 2013.

World Equity Markets Review

After experiencing weakness late in the second quarter following the US Federal Reserve (the “Fed”) Chairman’s mention of potential future tapering of quantitative easing efforts, global markets rebounded strongly in the third quarter amid better-than-expected economic reports and a surprising decision by the Fed to not taper in mid-September. The decision surprised nearly all market participants, and led to speculation that a lack of confidence in the US recovery or a desire to reduce emerging-market currency volatility may have contributed to the Fed’s decision. Political risks continued to buffet markets with the German elections occurring during the quarter, signs of weakness in the Italian coalition emerging, and the potential for a sovereign debt default and shutdown of the US government during the fourth quarter. However, markets for the most part overlooked these issues and focused on the improving global economic outlook, which led to a rotation of capital into the more lowly valued regions of the world, such as the emerging markets and Europe, as well as into the more lowly valued cyclical sectors, such as materials, industrials, and consumer discretionary.

What Helped and What Hurt LOR

Stock selection in the consumer discretionary sector contributed to performance. Shares of automobile component manufacturer Valeo rose after the company reported better-than-expected first-half results, driven by strong margins and cash-flow generation. Management also raised its full-year guidance, signaling that it believes vehicle production in Europe has reached an inflection point. Stock selection in the telecom services sector also helped returns. Shares of Bezeq The Israeli Telecommunication rose after regulators approved the company’s acquisition of its outstanding interest in BDS Satellite Services units. The deal is widely expected to reduce costs, while allowing Bezeq to offer multimedia packages to customers. We believe Bezeq will continue to outperform due to its stable fixed-line business and high free-cash-flow, which it has used to fund its industry-leading dividend yield.

In contrast, stock selection in the information technology sector also hurt returns, as weakness in PC markets caused management of computer component manufacturer Intel to adjust guidance downward. Despite some end-market weakness, we continue to believe that Intel is a leader in the semiconductor space, and that it has the intellectual property, economies of scale, and

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

resources to continue to drive cost reduction, which should allow the company to prosper in the newer markets of networking, smartphones, and tablets.

Emerging Market Currency and Debt Portfolio

(22.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging-market forward currency contracts and local currency debt instruments. As of September 30, 2013, this portfolio consisted of forward currency contracts (76.7%) and sovereign debt obligations (23.3%). The average duration of the emerging-market currency and debt portfolio decreased from approximately 12 months to approximately 9 months during the third quarter, while the average yield declined from 7.1%2 on June 30, 2013 to 6.1% on September 30, 2013.

Emerging Market Currency and Debt Market Review

Emerging-market local currency and debt markets were affected by currency and interest rate volatility that began during the second quarter as concerns over a hard landing in China, and fears that the tapering of stimulus by the Fed, would remove relative support for emerging-market currencies. However, by September, improving global data suggested that a cyclical rebound in emerging-market assets was in its nascent stages. Strong leading indicators in the United States and Europe, along with the Fed’s decision to refrain from tapering quantitative easing, led to a currency rebound, and the portfolio ended the quarter with a positive result.

What Helped and What Hurt LOR

Country and security selection in Europe was beneficial to quarterly performance as a general improvement in European data helped exposures (and currencies) throughout the region. Specifically, Russian and Romanian bonds have benefited from an easy monetary stance and modest currency appreciation. Frontier markets Nigeria, Zambia, and Uganda benefited from high yields and currency appreciation. Elsewhere, South Korea, the top-performing Asian local market, also performed well as its economy, which has a current-account surplus with ample reserves, may be poised for a recovery as exports rebound.

Asian exposures, most notably Indonesia, India, and Malaysia, had a negative impact on portfolio performance. Increased financing requirements and a large foreign investor presence (especially in Indonesia and Malaysia) weighed on results as investors digested the implications of an eventual Fed taper. Uruguay detracted from performance due to a shift in the central bank’s stance, away from targeting inflation and toward supporting growth, along with recently introduced higher collateral regulations aimed at discouraging foreign participation in the country’s local debt market. While we began to reduce exposure in response to the policy change, the Uruguayan peso’s weakness was sharp and occurred rapidly amidst thin liquidity.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*

Periods Ended September 30, 2013

(unaudited)

	One	Five	Since
	Year	Years	Inception**
Market Price	17.80%	12.41%	6.12%
Net Asset Value	16.64%	9.21%	7.35%
MSCI ACWI Index	17.73%	7.71%	6.04%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings

September 30, 2013 (unaudited)

		Percentage of
Security	Value	Net Assets
Vodafone Group PLC	$3,744,363	3.6%
CenturyLink, Inc.	3,410,849	3.3
Atlantia SpA	3,390,504	3.3
Eni SpA	2,977,979	2.9
Royal Dutch Shell PLC, A Shares	2,943,622	2.9
Mobile TeleSystems OJSC Sponsored ADR	2,686,337	2.6
Red Electrica Corporacion SA	2,387,161	2.3
Wynn Macau, Ltd.	2,312,188	2.2
Intel Corp.	2,230,803	2.2
Agricultural Bank of China, Ltd., Class H	2,135,767	2.1

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

September 30, 2013 (unaudited)

Description	Shares	Value
Common Stocks—99.0%

Australia—1.8%
DUET Group	456,124	$927,629
Transurban Group	153,743	975,303
		1,902,932
Belgium—1.1%
bpost SA	57,880	1,107,204
Brazil—4.9%
Banco do Brasil SA	175,717	2,049,490
BB Seguridade Participacoes SA	158,400	1,558,771
Cia Hering	46,400	704,280
Direcional Engenharia SA	125,300	680,124
		4,992,665
Cambodia—0.3%
NagaCorp, Ltd.	308,000	260,112
China—4.5%
Agricultural Bank of China, Ltd.,
Class H	4,640,000	2,135,767
China Construction Bank Corp.,
Class H	2,282,180	1,759,620
Industrial and Commercial Bank
of China, Ltd., Class H	1,036,440	722,952
		4,618,339
Finland—1.1%
Sampo Oyj, A Shares	26,654	1,145,230
France—5.4%
AXA SA	73,034	1,692,020
Rexel SA	42,161	1,072,305
Total SA	27,541	1,598,219
Valeo SA	13,906	1,187,460
		5,550,004
Germany—4.2%
Allianz SE	7,412	1,165,175
Bayerische Motoren Werke AG	11,382	1,223,691
RTL Group SA	19,260	1,954,453
		4,343,319
Guernsey—1.2%
Resolution, Ltd.	239,710	1,233,276
Indonesia—0.3%
PT Bank Pembangunan Daerah Jawa
Barat dan Banten Tbk	4,280,500	332,681
Israel—1.1%
Bezeq The Israeli Telecommunication
Corp., Ltd.	630,330	1,159,047
Italy—6.2%
Atlantia SpA	166,746	3,390,504
Eni SpA	129,868	2,977,979
		6,368,483
Japan—1.7%
Mizuho Financial Group, Inc.	797,300	1,727,706
Macau—3.9%
Sands China, Ltd.	272,000	1,683,364
Wynn Macau, Ltd.	678,000	2,312,188
		3,995,552
Mexico—0.4%
Fibra Uno Administracion SA
de CV REIT	154,100	427,235
Norway—1.5%
Orkla ASA	83,828	610,596
Seadrill, Ltd.	21,700	978,236
		1,588,832
Russia—5.1%
Globaltrans Investment PLC
Sponsored GDR	95,851	1,389,840
Mobile TeleSystems OJSC
Sponsored ADR	120,680	2,686,337
Sberbank of Russia GDR (a), (b)	96,808	1,166,536
		5,242,713

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Description	Shares	Value
South Africa—4.7%
AVI, Ltd.	69,309	$413,152
Kumba Iron Ore, Ltd.	13,647	630,682
Life Healthcare Group Holdings
Pte, Ltd.	333,986	1,188,881
MTN Group, Ltd.	33,660	657,091
Vodacom Group, Ltd.	158,533	1,965,034
		4,854,840
Spain—2.3%
Red Electrica Corporacion SA	41,943	2,387,161
Sweden—2.1%
Electrolux AB, Series B	53,390	1,386,527
Swedbank AB, A Shares	34,245	797,684
		2,184,211
Switzerland—2.5%
Swiss Re AG	16,658	1,377,806
Transocean, Ltd.	10,600	471,700
Zurich Insurance Group AG	2,691	693,021
		2,542,527
Taiwan—2.4%
Radiant Opto-Electronics Corp.	331,660	1,183,418
Siliconware Precision Industries Co.	1,108,000	1,294,734
		2,478,152
Thailand—2.0%
Dynasty Ceramic Public Co. Ltd. (b)	412,700	735,551
Krung Thai Bank Public Co. Ltd. (b)	1,408,400	864,491
Tisco Financial Group Public Co.
Ltd. (b)	383,400	462,703
		2,062,745
Turkey—1.8%
Tofas Turk Otomobil Fabrikasi AS	164,674	1,002,693
Tupras-Turkiye Petrol Rafinerileri AS	41,169	870,234
		1,872,927
United Kingdom—9.7%
Direct Line Insurance Group PLC	552,225	1,906,003
Ladbrokes PLC	263,583	722,001
Rexam PLC	84,204	656,507
Royal Dutch Shell PLC, A Shares	89,248	2,943,622
Vodafone Group PLC	1,070,789	3,744,363
		9,972,496
United States—26.8%
Apple, Inc.	3,565	1,699,614
Aviv REIT, Inc.	23,432	534,250
Blackstone Mortgage Trust, Inc.,
Class A	63,800	1,607,122
CenturyLink, Inc.	108,695	3,410,849
Cisco Systems, Inc.	50,500	1,182,710
ConocoPhillips	16,560	1,151,085
EPR Properties REIT	10,330	503,484
Harsco Corp.	20,730	516,177
Hasbro, Inc.	27,079	1,276,504
Intel Corp.	97,330	2,230,803
Lexington Realty Trust REIT	70,355	790,087
Medical Properties Trust, Inc. REIT	44,300	539,131
Microsoft Corp.	28,400	946,004
National CineMedia, Inc.	36,600	690,276
NRG Yield, Inc., Class A	18,445	558,699
Pattern Energy Group, Inc.	45,900	1,074,060
People’s United Financial, Inc.	71,515	1,028,386
Pfizer, Inc.	61,800	1,774,278
Qualcomm, Inc.	7,800	525,408
Republic Services, Inc.	21,500	717,240
Southern Copper Corp.	55,180	1,503,103
STAG Industrial, Inc. REIT	45,600	917,472
Sysco Corp.	24,620	783,655
The Blackstone Group LP	30,500	759,145
Wynn Resorts, Ltd.	5,400	853,254
		27,572,796
Total Common Stocks
(Identified cost $94,388,482)		101,923,185

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Description	Shares	Value
Preferred Stocks—1.9%

United States—1.9%
Capital One Financial Corp., Series B	54,666	$1,196,639
City National Corp., Series C	389	7,761
JPMorgan Chase & Co., Series P	23,893	508,921
Regions Financial Corp., Series A	13,399	302,281
Total Preferred Stocks
(Identified cost $2,151,445)		2,015,602

Description	Principal Amount (000) (c)	Value
Foreign Government
Obligations—9.5%
Brazil—2.6%
Brazil NTN-B:
6.00%, 05/15/15	915	$1,005,804
6.00%, 08/15/16	273	294,312
6.00%, 08/15/18	460	497,453
Brazil NTN-F,
10.00%, 01/01/23	2,044	861,885
		2,659,454
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	112,625
Mexico—1.7%
Mexican Bonos:
7.00%, 06/19/14	7,070	552,463
9.50%, 12/18/14	9,000	734,334
7.75%, 12/14/17	5,510	469,916
		1,756,713
Romania—0.9%
Romania Government Bonds:
5.80%, 10/26/15	1,670	523,368
5.90%, 07/26/17	1,100	350,647
		874,015
Russia—1.8%
Russia Government Bonds—OFZ:
6.90%, 08/03/16	7,438	232,484
7.50%, 02/27/19	6,590	209,741
7.60%, 04/14/21	15,289	486,724
7.60%, 07/20/22	8,548	271,070
7.00%, 01/25/23	11,700	356,581
8.15%, 02/03/27	10,700	345,753
		1,902,353
South Africa—0.7%
Republic of South Africa,
8.25%, 09/15/17	6,400	668,860
Turkey—1.7%
Turkey Government Bonds:
4.50%, 02/11/15	1,349	691,672
4.00%, 04/29/15	2,026	1,034,183
		1,725,855
Uruguay—0.0%
Uruguay Monetary Regulation Bill,
0.00%, 01/31/14	900	39,833
Total Foreign Government Obligations
(Identified cost $10,076,337)		9,739,708

Description	Shares	Value
Short-Term Investment—2.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,706,099)	2,706,099	$2,706,099
Total Investments—113.0%
(Identified cost $109,322,363) (d), (e)		$116,384,594
Liabilities in Excess of Cash
and Other Assets—(13.0)% .		(13,412,813)
Net Assets—100.0%		$102,971,781

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	UBS	10/02/13	1,489,815	$670,786	$672,208	$1,422	$—
CLP	BNP	10/16/13	224,972,000	440,000	444,880	4,880	—
CLP	BNP	11/08/13	230,137,600	448,000	453,661	5,661	—
CLP	UBS	10/10/13	294,579,300	591,465	582,992	—	8,473
CNY	HSB	10/21/13	1,246,582	202,000	203,530	1,530	—
CNY	SCB	10/21/13	4,736,944	765,876	773,404	7,528	—
COP	BNP	12/02/13	425,100,000	221,032	221,835	803	—
COP	CIT	10/03/13	425,100,000	218,000	222,980	4,980	—
COP	CIT	10/16/13	1,821,636,800	944,000	954,490	10,490	—
COP	HSB	10/08/13	765,107,200	401,084	401,161	77	—
COP	UBS	11/05/13	902,662,600	462,098	472,193	10,095	—
CZK	BNP	10/07/13	9,837,440	499,685	518,118	18,433	—
CZK	BNP	11/22/13	14,774,337	769,486	778,309	8,823	—
CZK	JPM	10/07/13	9,543,896	484,774	502,657	17,883	—
EUR	BRC	10/01/13	376,652	507,915	509,554	1,639	—
EUR	BRC	11/25/13	542,273	734,857	733,719	—	1,138
EUR	CIT	11/06/13	400,035	526,488	541,234	14,746	—
EUR	JPM	11/06/13	40,000	53,396	54,118	722	—
EUR	JPM	11/06/13	84,741	113,500	114,652	1,152	—
GHS	CIT	11/25/13	337,000	150,850	150,519	—	331
GHS	SCB	11/19/13	1,737,000	811,682	778,128	—	33,554
HUF	BRC	10/01/13	112,860,000	501,676	513,375	11,699	—
HUF	BRC	10/31/13	115,315,200	518,947	523,444	4,497	—
HUF	JPM	10/10/13	105,199,200	457,065	478,250	21,185	—
HUF	JPM	10/10/13	192,397,220	858,991	874,665	15,674	—
HUF	JPM	10/15/13	168,200,980	755,591	764,389	8,798	—
IDR	BRC	10/03/13	3,709,072,500	325,500	320,243	—	5,257
IDR	BRC	10/17/13	5,784,040,500	502,086	498,165	—	3,921
IDR	JPM	10/03/13	2,074,968,000	184,000	179,154	—	4,846
INR	HSB	10/31/13	22,766,400	360,000	360,706	706	—
INR	JPM	02/10/14	54,104,300	961,000	836,284	—	124,716
INR	SCB	10/15/13	22,413,435	349,500	356,765	7,265	—
KRW	CIT	10/23/13	925,902,480	852,000	860,393	8,393	—
KRW	HSB	10/10/13	719,743,350	654,000	669,384	15,384	—
KZT	CIT	01/06/14	43,187,880	280,113	275,665	—	4,448
KZT	CIT	03/17/14	63,292,260	404,941	398,193	—	6,748

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
KZT	HSB	10/30/13	79,207,200	$513,000	$512,883	$—	$117
KZT	HSB	06/16/14	51,424,800	324,140	318,035	—	6,105
KZT	HSB	06/16/14	79,207,200	498,849	489,855	—	8,994
KZT	UBS	02/28/14	52,830,750	340,844	333,539	—	7,305
MXN	CIT	10/21/13	1,940,727	149,956	148,030	—	1,926
MXN	UBS	10/21/13	5,117,921	393,000	390,371	—	2,629
MYR	CIT	10/18/13	848,622	268,000	260,077	—	7,923
MYR	JPM	10/18/13	3,359,745	1,025,000	1,029,660	4,660	—
MYR	JPM	11/06/13	767,968	233,000	235,064	2,064	—
NGN	BRC	06/18/14	20,851,000	116,000	120,720	4,720	—
NGN	CIT	10/23/13	135,053,600	824,000	831,720	7,720	—
NGN	JPM	06/17/14	23,400,000	130,000	135,513	5,513	—
NGN	SCB	10/31/13	23,572,000	141,065	144,773	3,708	—
NGN	SCB	10/31/13	46,469,800	278,013	285,406	7,393	—
NGN	SCB	12/18/13	103,802,600	610,604	626,548	15,944	—
NGN	SCB	03/20/14	85,737,200	493,452	507,741	14,289	—
PEN	BNP	10/18/13	1,327,253	477,000	475,653	—	1,347
PEN	BNP	10/24/13	1,054,809	382,385	377,743	—	4,642
PEN	BNP	11/04/13	833,585	293,000	298,124	5,124	—
PEN	BNP	11/22/13	1,591,269	570,000	567,941	—	2,059
PEN	UBS	10/21/13	893,106	316,985	319,950	2,965	—
PHP	JPM	10/16/13	31,190,220	719,000	716,456	—	2,544
PHP	JPM	12/12/13	34,646,170	793,000	795,720	2,720	—
PHP	SCB	01/13/14	21,689,080	497,000	497,981	981	—
PLN	BNP	10/22/13	1,454,181	460,169	465,103	4,934	—
PLN	BRC	10/21/13	2,612,172	822,000	835,523	13,523	—
PLN	JPM	11/05/13	1,600,369	495,739	511,433	15,694	—
RON	JPM	10/04/13	2,529,653	752,895	768,127	15,232	—
RON	JPM	11/12/13	2,537,717	743,000	768,582	25,582	—
RSD	BRC	12/09/13	77,822,550	897,038	905,306	8,268	—
RSD	CIT	10/16/13	33,269,680	389,986	391,672	1,686	—
RUB	BNP	12/09/13	16,735,950	506,000	510,440	4,440	—
RUB	UBS	12/13/13	16,238,600	490,000	494,886	4,886	—
SGD	HSB	10/23/13	968,517	769,000	772,027	3,027	—
THB	BNP	10/18/13	7,851,090	246,000	250,751	4,751	—
THB	SCB	10/21/13	24,238,127	763,214	773,986	10,772	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
TRY	JPM	10/21/13	694,639	$345,077	$342,670	$—	$2,407
TWD	JPM	10/16/13	14,930,000	503,711	505,060	1,349	—
UGX	BRC	10/11/13	909,568,000	351,456	355,879	4,423	—
UGX	CIT	10/25/13	647,722,000	253,412	252,531	—	881
UYU	CIT	10/28/13	4,515,000	208,835	203,752	—	5,083
UYU	HSB	10/21/13	3,000,000	136,986	135,611	—	1,375
UYU	JPM	10/07/13	11,948,000	528,194	541,925	13,731	—
UYU	JPM	11/25/13	5,336,100	242,000	239,194	—	2,806
VND	CIT	10/16/13	1,392,000,000	64,000	65,805	1,805	—
ZAR	JPM	10/28/13	9,140,823	914,000	907,040	—	6,960
ZMW	BRC	11/07/13	3,072,000	549,061	571,591	22,530	—
ZMW	BRC	12/26/13	1,521,800	269,823	279,143	9,320	—
ZMW	JPM	04/08/14	400,000	67,522	71,043	3,521	—
ZMW	SCB	11/29/13	2,513,875	455,000	464,676	9,676	—
ZMW	SCB	12/19/13	789,746	137,228	145,149	7,921	—
Total Forward Currency Purchase Contracts				$40,731,023	$40,941,825	$469,337	$258,535

Forward Currency Sale Contracts open at September 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	UBS	10/02/13	1,489,815	$627,000	$672,208	$—	$45,208
BRL	UBS	11/04/13	1,422,955	636,000	637,039	—	1,039
CLP	UBS	10/10/13	227,909,500	455,000	451,049	3,951	—
COP	BNP	10/03/13	425,100,000	222,216	222,980	—	764
CZK	BNP	11/22/13	10,821,888	560,000	570,095	—	10,095
EUR	BNP	10/07/13	380,000	499,685	514,090	—	14,405
EUR	BNP	10/25/13	733,000	966,860	991,696	—	24,836
EUR	BNP	10/25/13	945,000	1,258,159	1,278,516	—	20,357
EUR	BRC	10/01/13	375,000	501,676	507,319	—	5,643
EUR	BRC	10/31/13	384,000	518,947	519,532	—	585
EUR	BRC	12/09/13	664,866	897,038	899,625	—	2,587
EUR	CIT	10/16/13	287,502	389,986	388,960	1,026	—
EUR	HSB	12/23/13	814,549	1,103,714	1,102,197	1,517	—
EUR	JPM	10/07/13	368,000	484,774	497,855	—	13,081
EUR	JPM	10/15/13	562,000	755,590	760,326	—	4,736

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Forward Currency Sale Contracts open at September 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
EUR	JPM	11/05/13	375,000	$495,739	$507,362	$—	$11,623
EUR	JPM	11/06/13	1,842,931	2,446,352	2,493,427	—	47,075
EUR	UBS	11/29/13	197,000	262,986	266,553	—	3,567
EUR	UBS	11/29/13	421,032	558,531	569,681	—	11,150
HUF	BRC	10/01/13	112,860,000	507,915	513,374	—	5,459
HUF	UBS	10/21/13	6,277,880	28,000	28,517	—	517
IDR	BRC	10/03/13	5,784,040,500	506,040	499,397	6,643	—
JPY	CIT	12/18/13	47,545,407	481,000	483,942	—	2,942
JPY	HSB	11/25/13	88,625,936	909,357	901,904	7,453	—
JPY	SCB	10/28/13	88,021,442	881,360	895,612	—	14,252
JPY	UBS	10/28/13	23,065,788	232,000	234,693	—	2,693
KZT	CIT	10/10/13	41,150,040	267,000	267,215	—	215
KZT	HSB	10/30/13	79,207,200	513,499	512,883	616	—
NGN	CIT	10/23/13	13,765,750	85,000	84,776	224	—
RUB	BRC	10/28/13	15,688,462	487,000	482,226	4,774	—
TRY	BRC	02/12/14	78,512	39,274	37,937	1,337	—
TRY	HSB	10/21/13	694,639	344,000	342,670	1,330	—
TRY	JPM	12/04/13	548,967	278,000	268,724	9,276	—
TRY	JPM	12/04/13	650,495	319,842	318,423	1,419	—
TRY	JPM	04/21/14	694,639	333,528	331,333	2,195	—
ZAR	CIT	10/28/13	8,209,902	819,000	814,665	4,335	—
Total Forward Currency Sale Contracts				$20,672,068	$20,868,801	46,096	242,829
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$515,433	$501,364

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2013 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira

PEN	—	Peruvian New Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
TWD	—	New Taiwan Dollar
UGX	—	Ugandan Shilling
UYU	—	Uruguayan Peso
VND	—	Vietnamese Dong
ZAR	—	South African Rand
ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2013 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At September 30, 2013, this security amounted to 1.1% of net assets of the Fund, and is considered to be liquid.

(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy.

(c)	Principal amount denominated in respective country’s currency.

(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(e)	For federal income tax purposes, the aggregate cost was $109,322,363, aggregate gross unrealized appreciation was $10,775,050, aggregate gross unrealized depreciation was $3,712,819, and the net unrealized appreciation was $7,062,231.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry (as a percentage of net assets):
Apparel & Textiles	0.7%
Automotive	3.3
Banking	10.3
Commercial Services	2.4
Computer Software	0.9
Consumer Products	2.6
Electric	3.8
Energy	1.0
Energy Integrated	9.3
Energy Services	1.4
Financial Services	5.1
Food & Beverages	0.8
Forest & Paper Products	0.6
Health Services	1.1
Housing	1.4
Insurance	10.4
Leisure & Entertainment	7.5
Manufacturing	1.5
Metals & Mining	2.1
Pharmaceutical & Biotechnology	1.7
Real Estate	5.2
Semiconductors & Components	4.6
Technology Hardware	3.3
Telecommunications	13.2
Transportation	6.7
Subtotal	100.9
Foreign Government Obligations	9.5
Short-Term Investment	2.6
Total Investments	113.0%

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2013 (unaudited)

Valuation of Investments:

Net asset value per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2013 (unaudited)

asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2013
Assets:
Common Stocks*
Russia	$4,076,177	$1,166,536	$—	$5,242,713
Thailand	—	2,062,745	—	2,062,745
Other	94,617,727	—	—	94,617,727
Preferred Stocks*	2,015,602	—	—	2,015,602
Foreign Government Obligations*	—	9,739,708	—	9,739,708
Short-Term Investment	—	2,706,099	—	2,706,099
Other Financial Instruments** Forward Currency Contracts	—	515,433	—	515,433
Total	$100,709,506	$16,190,521	$—	$116,900,027
Liabilities:
Other Financial Instruments** Forward Currency Contracts	$—	$(501,364)	$—	$(501,364)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2013 (unaudited)

Certain equity securities (see footnote (b) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a money market fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities, certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolio of Investments) were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2013.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Directors:

Leon M. Pollack (72)	Director	Private Investor
Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (53)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2014
Independent Directors:

Kenneth S. Davidson (68)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)
Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Class III — Directors with Term Expiring in 2015
Independent Director:

Richard Reiss, Jr. (69)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Interested Director:

Ashish Bhutani (53)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management llc
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.